EXHIBIT 8(a)


                               COPY OF THE


                          ASSIGNMENT AGREEMENT


                        TO THE CUSTODIAL AGREEMENT

                            ASSIGNMENT AGREEMENT


   This Agreement is entered into as of January 5, 1998 by and among Greenspring Fund, Incorporated (the "Fund"), Wilmington Trust Company ("WTC") and PNC Bank, N.A. ("PNC").

   WHEREAS, the Fund and WTC entered into a Custody Agreement
(the "Fund Agreement") as of October 1, 1994 pursuant to which WTC provides certain services to the Fund as described therein;

   WHEREAS, WTC wishes to assign its right, title and interest in and under the Fund Agreement and its duties and obligations under the Fund Agreement to PNC, and such assignment is acceptable to the Fund;

   NOW THEREFORE, the parties hereto, in consideration of the premises and agreements contained herein, and intending to be legally bound hereby, agree as follows:

   1. Assignment. WTC hereby assigns all of its right, title and interest in and under the Fund Agreement, and its duties and obligations under the Fund Agreement arising from the date hereof, to PNC. PNC hereby accepts such assignment.

   2. Acceptance by Fund. The Fund hereby accepts and agrees to the assignment described in Section 1 hereof.

   3. Fund Agreement. The Fund Agreement shall remain unchanged except as is consistent with the provisions hereof.

   4.   Governing Law.  This Agreement shall be governed by
   Delaware law, without regard to principles of conflicts of law.

   5. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

   6. Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The facsimile signature of any party to this Agreement shall constitute the valid and binding execution hereof by such party.

   7. Further Actions. Each party agrees to perform such further acts and execute such further documents as may be necessary to effectuate the purposes hereof.


   IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed as of the day and year first above written.

GREENSPRING FUND,                WILMINGTON TRUST COMPANY
INCORPORATED

By:  __________________          By: _______________________


Title: ________________          Title: ____________________



PNC BANK, N.A.

By:  ____________________

Title:  Chairman